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                                                                    EXHIBIT 23.1



                               ERNST & YOUNG LLP,
                        CONSENT OF INDEPENDENT AUDITORS

We consent to the reference to our firm under the caption "Experts" and to the use of our report dated June 17, 2003 in the Registration Statement (Form S-1) and related Prospectus of Novacept for the registration of shares of its common stock.

                                            /s/ Ernst & Young LLP

Palo Alto, California
January 9, 2004